December 19, 2002


                 DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

                Supplement to Statement of Additional Information
                               dated June 1, 2002

      At a special meeting of shareholders held on December 18, 2002, shareholders approved changing one of the Fund's investment restrictions to permit the Fund to invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information.

Certain Portfolio Securities

      Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

Investment Restrictions

      Investment Restriction No. 10 now reads as follows:

            The Fund may not:

            10. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      Investment Restriction No. 10 is now a non-fundamental policy which may be changed by the Fund's Board members at any time without shareholder approval. The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

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